UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of principal executive offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Nasdaq Compliance

As previously reported, on April 17, 2024, Allarity Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it had been granted an extension until May 14, 2024, to regain compliance with Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”).

On May 2, 2024, the Company determined that its stockholder’ equity was significantly above $2.5 million and compliant with Stockholders’ Equity Requirement. Therefore, the Company believes that as of the date of this Current Report on Form 8-K it has regained compliance with the Stockholders’ Equity Requirement and is awaiting a compliance determination from Nasdaq.

Registration Statement on Form S-1

On May 6, 2024, the Company issued a press release announcing that the Company determined to withdraw the Registration Statement on Form S-1 (File No.: 333-275224), initially filed with the Securities and Exchange Commission on October 30, 2023.

A copy of the press release describing the above matters is attached to this Current Report on Form 8-K as Exhibit 99.1.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended or the Exchange Act. By furnishing this information on this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

Dated: May 6, 2024

2